                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                                  RECORD DATE: 01/31/02
[FIRST UNION LOGO]                              SERIES 1998-I                                      DETERMINATION DATE: 02/12/02
                                      STATEMENT TO CERTIFICATEHOLDER                                DISTRIBUTION DATE: 02/15/02
                                                                                                                              2
===================================================================================================================================
                                                        ORIGINAL                BEGINNING
                                   CERTIFICATE         CERTIFICATE             CERTIFICATE
   CLASS            CUSIP             RATE               BALANCE                 BALANCE              INTEREST         PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
    A-1           60935FAP5        6.40500%           54,493,000.00                0.00                 0.00              0.00
Factors per
  Thousand                                                                                           0.00000000        0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
    A-2           60935FAQ3        6.20000%           19,745,000.00                0.00                 0.00              0.00
Factors per
  Thousand                                                                                           0.00000000        0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
    A-3           60935FAR1        6.21500%           29,277,000.00                0.00                 0.00              0.00
Factors per
  Thousand                                                                                           0.00000000        0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
    A-4           60935FAS9        6.51500%           23,496,000.00            5,698,412.03          30,937.63         855,887.03
Factors per
  Thousand                                                                                           1.31671902       36.42692501
-----------------------------------------------------------------------------------------------------------------------------------
    A-5           60935FAT7        7.17000%           17,989,000.00           17,989,000.00          107,484.28           0.00
Factors per
  Thousand                                                                                           5.97500028        0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
     B            60935FAW0        8.40000%           13,500,000.00            9,350,294.22          65,452.06         337,850.14
Factors per
  Thousand                                                                                           4.84830074       25.02593630
-----------------------------------------------------------------------------------------------------------------------------------
    M-1           60935FAU4        7.27000%           22,500,000.00           15,583,823.71          94,412.00         563,083.58
Factors per
  Thousand                                                                                           4.19608889       25.02593689
-----------------------------------------------------------------------------------------------------------------------------------
    M-2           60935FAV2        7.49500%           19,000,000.00           13,159,673.35          82,193.13         475,492.80
Factors per
  Thousand                                                                                           4.32595421       25.02593684
-----------------------------------------------------------------------------------------------------------------------------------
   POOL I                                            200,000,000.00           61,781,203.31          380,479.10       2,232,313.55
   Totals                                                                                            1.90239550       11.16156775
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     GP              n/a           0.00000%               0.00                     0.00                 0.00              0.00
Factors per
  Thousand
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  Totals                                             200,000,000.00           61,781,203.31          380,479.10       2,232,313.55
===================================================================================================================================

========================================================================================
                            CURRENT                                    ENDING
                           REALIZED               TOTAL              CERTIFICATE
   CLASS                     LOSS             DISTRIBUTION             BALANCE
----------------------------------------------------------------------------------------
    A-1                      0.00                 0.00                  0.00
Factors per
  Thousand                                     0.00000000            0.00000000
----------------------------------------------------------------------------------------
    A-2                      0.00                 0.00                  0.00
Factors per
  Thousand                                     0.00000000            0.00000000
----------------------------------------------------------------------------------------
    A-3                      0.00                 0.00                  0.00
Factors per
  Thousand                                     0.00000000            0.00000000
----------------------------------------------------------------------------------------
    A-4                      0.00              886,824.66           4,842,525.00
Factors per
  Thousand                                     37.74364402          206.09997446
----------------------------------------------------------------------------------------
    A-5                      0.00              107,484.28           17,989,000.00
Factors per
  Thousand                                     5.97500028           1000.00000000
----------------------------------------------------------------------------------------
     B                       0.00              403,302.20           9,012,444.08
Factors per
  Thousand                                     29.87423704          667.58845037
----------------------------------------------------------------------------------------
    M-1                      0.00              657,495.58           15,020,740.13
Factors per
  Thousand                                     29.22202578          667.58845022
----------------------------------------------------------------------------------------
    M-2                      0.00              557,685.93           12,684,180.55
Factors per
  Thousand                                     29.35189105          667.58845000
----------------------------------------------------------------------------------------
   POOL I                    0.00             2,612,792.65          59,548,889.76
   Totals                                      13.06396325          297.74444880
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
     GP                      0.00                 0.00                  0.00
Factors per
  Thousand
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
  Totals                     0.00             2,612,792.65          59,548,889.76
========================================================================================

WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                   PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                     FAX: 410-884-2372

                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                                RECORD DATE: 01/31/02
[FIRST UNION LOGO]                            SERIES 1998-I                                      DETERMINATION DATE: 02/12/02
                                     STATEMENT TO CERTIFICATEHOLDER                               DISTRIBUTION DATE: 02/15/02
                                                                                                                            2
=============================================================================================================================

                                       CERTIFICATE INFORMATION

                                       CURRENT INTEREST               CARRY FORWARD
                                         REQUIREMENT                     AMOUNT

                 A-1                          0.00                        0.00
                 A-2                          0.00                        0.00
                 A-3                          0.00                        0.00
                 A-4                     30,937.63                        0.00
                 A-5                    107,484.28                        0.00
                   B                     65,452.06                        0.00
                 M-1                     94,412.00                        0.00
                 M-2                     82,193.13                        0.00


                        APPLIED REALIZED                UNPAID REALIZED            INTEREST SHORTFALL
                           LOSS AMOUNT                    LOSS AMOUNT              CARRYFORWARD AMOUNT

       A                     0.000%                         0.000%                         0.00
       B                     0.000%                         0.000%                         0.00
       M                     0.000%                         0.000%                         0.00

=============================================================================================================================

WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                   PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                     FAX: 410-884-2372

                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 01/31/02
[FIRST UNION LOGO]                             SERIES 1998-I                                  DETERMINATION DATE: 02/12/02
                                      STATEMENT TO CERTIFICATEHOLDER                           DISTRIBUTION DATE: 02/15/02
                                                                                                                         2
==========================================================================================================================

                                        SCHEDULE OF REMITTANCE

   Aggregate Amount Received                                                2,821,907.94

   Monthly Advance (incl. Comp Int.)                                           10,091.66
   Capitalized Interest Account Transfer                                            0.00
   Pre-funding Account Transfer                                                     0.00
   Amount Withdrawn from the Certificate Account                                    0.00
   (Unreimbursed Monthly Advance)                                                   0.00
   (Servicer Fee)                                                             (14,256.18)
   (Contingency Fee)                                                          (14,256.18)
   (Late Charges)                                                             (26,675.62)
   (Escrow)                                                                   (15,408.73)
                                                                            -------------
                                                                              (60,505.05)

   AVAILABLE REMITTANCE AMOUNT                                              2,761,402.89
                                                                            =============


                     --------------------------------------------------------
 EXHIBIT O               Outstanding Balance                   66,758,845.02
                     --------------------------------------------------------
                             # Accounts                                3,340
                     --------------------------------------------------------


   FEES
   Contingency Fee                                                         14,256.18
   Expense Account                                                          2,059.37
   FHA Premium Amount                                                       2,252.67
   Servicer Fee                                                            14,256.18


           PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES


 10/01                     11/01                    12/01
 -----                     -----                    -----
13.769%                   13.770%                  13.766%


----------------------------------------------------------------------------------------------------------
     DELINQUENT INFOR.                # LOANS                   AMOUNT                 PERCENTAGE
----------------------------------------------------------------------------------------------------------
Delinquent 1-29 Days                    406                 7,576,474.21                 11.35%
Delinquent 30-59 Days                    88                 1,415,924.10                  2.12%
Delinquent 60-89 Days                    39                   762,417.45                  1.14%
Delinquent 90 and over                   32                   403,716.20                  0.60%
Loans in Foreclosure                     14                   442,393.67                  0.66%
REO Property                              4                   212,224.86                  0.32%
                             -----------------------------------------------------------------------------
TOTALS                                  583                10,813,150.49                 16.20%
----------------------------------------------------------------------------------------------------------

==========================================================================================================================

WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                   PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                     FAX: 410-884-2372

                                  THE MONEY STORE RESIDENTIAL LOAN NOTES                             RECORD DATE: 01/31/02
[FIRST UNION LOGO]                             SERIES 1998-I                                  DETERMINATION DATE: 02/12/02
                                      STATEMENT TO CERTIFICATEHOLDER                           DISTRIBUTION DATE: 02/15/02
                                                                                                                         2
==========================================================================================================================

                                      COLLATERAL INFORMATION

Accelerated Principal Distribution                                             0.00
Adjusted Mortgage Interest Rate                                              12.226
Aggregate Beginning Principal Balance of Loans                        69,261,438.69
Aggregate Ending Principal Balance of Loans                           66,758,845.02
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.                       2,252.67
Available Maximum Suboridination Amount                                7,604,173.00
Compensating Interest                                                        214.90
Curtailments                                                              19,422.70
Excess and Monthly Payments                                              216,498.95
FHA Claims Filed                                                               0.00
FHA Claims Paid                                                                0.00
FHA Claims Pending                                                        16,859.14
FHA Payments Denied                                                            0.00
FHA and Related Payments Received                                              0.00
GP Remittance Amount Payable                                                   0.00
Interest Received                                                        784,105.90
Payments and Reimbursments to the Servicers pursuant to:
   section 4.04 (b)                                                            0.00
   section 4.04 (c)                                                            0.00
   section 4.04 (d)ii                                                          0.00
   section 4.04 (e)                                                      (59,460.52)
   section 4.04 (f)I                                                      28,512.36
Payment of Certificate Remittance Amount                                 144,298.21


Principal Prepayments (Number / Amount)                                        109                   1,759,008.76
Realized Losses (Current / Cumulative)                                  507,663.26                  26,536,612.45
Reimbursable Amount                                                                                          0.00
Reserve Amount                                                                                         (59,460.52)
Specified Subordinated Amount                                                                        7,209,955.26
Spread Amount                                                                                        7,209,955.26
WAC                                                                                                       13.766%
WAM                                                                                                       182.055
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                                                     7.437%

TRIGGER EVENT CALCULATION
1.  (i) Exceeds 50% of (ii)                                                     NO
      (i)  Sixty-day Delinquency Ratio                                                                       2.73%
      (ii) Senior Enhancement Percentage                                                                    65.80%

2. Both(a) and (b) occur                                                        NO
      (a)    Either (x) or (y) occur                                                                           NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9% or                                           2.64%
      (y) The Cumulative Realized Losses exceeds $28,200,000                                        26,536,612.45
      and (b) either (x) or (y)                                                                               YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or                                              2.64%
      (y) The Cumulative Realized Losses exceed $9,400,000                                          26,536,612.45

IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT                            NO

======================================================================================================

WELLS FARGO BANK                                                SHELLEY LAUFFER
11000 BROKEN LAND PARKWAY                                   PHONE: 410-884-2169
COLUMBIA, MARYLAND  21044                                     FAX: 410-884-2372